UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2012

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

1-905	PPL Electric Utilities Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-0959590

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

and

Section 8 - Other Events

Item 8.01 Other Events

On August 21, 2012, PPL Electric Utilities Corporation ("PPL Electric" or the "Company") entered into an underwriting agreement (the "Underwriting Agreement") with Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters (the "Underwriters"), relating to the offering and sale by PPL Electric of $250,000,000 of 2.50% First Mortgage Bonds due 2022 (the "Bonds").

The Bonds were issued on August 24, 2012, under PPL Electric's Indenture, dated as of August 1, 2001, to The Bank of New York Mellon, as trustee, as previously supplemented and as supplemented by Supplemental Indenture No. 14 thereto (the "Supplemental Indenture"), dated as of August 1, 2012 (collectively, the "Indenture").  The Bonds will be secured by the lien of the Indenture, which creates a lien on substantially all of PPL Electric's distribution properties and certain of its transmission properties, subject to certain exceptions and exclusions, as described therein.

The Bonds are due September 1, 2022, subject to early redemption.  PPL Electric will apply the net proceeds from the sale of the Bonds to repay short-term indebtedness incurred to fund the Company’s redemption of its 6.25% Preference Stock on June 18, 2012 and for other general corporate purposes.

The Bonds were offered and sold under PPL Electric's Registration Statement on Form S-3 on file with the Securities and Exchange Commission (Registration No. 333-180410-03).

A copy of the Underwriting Agreement is attached as Exhibit 1(a) to this report and incorporated herein by reference.  The Supplemental Indenture and Officer's Certificate are filed with this report as Exhibits 4(a) and 4(b), respectively.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	1(a)	-
Underwriting Agreement, dated August 21, 2012, among PPL Electric Utilities Corporation and Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein.

	4(a)	-	Supplemental Indenture No. 14, dated as of August 1, 2012, of PPL Electric Utilities Corporation to The Bank of New York Mellon, as Trustee.

	4(b)	-	Officer's Certificate, dated August 24, 2012, pursuant to Section 201 and 301 of the Indenture.

	5(a)	-	Opinion of Frederick C. Paine, Senior Counsel of PPL Services Corporation.

	5(b)	-	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

	23(a)	-	Consent of Frederick C. Paine, Senior Counsel of PPL Services Corporation (included as part of Exhibit 5(a)).

	23(b)	-	Consent of Pillsbury Winthrop Shaw Pittman LLP (included as part of Exhibit 5(b)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Chief Accounting Officer

Dated:  August 24, 2012